EXHIBIT 10.35




                      AMENDED AND RESTATED
                     STOCK PLEDGE AGREEMENT


          AMENDED AND RESTATED STOCK PLEDGE AGREEMENT, dated as of December 18, 1996 (this "Agreement"), made by PANDA INTERHOLDING CORPORATION, a Delaware corporation (together with its successors and assigns, the "Pledgor") to FLEET NATIONAL BANK (formerly known as Shawmut Bank Connecticut, National Association), a national banking association, in its capacity as Security Agent (the "Security Agent") under the Security Deposit Agreement (as defined in the Participation Agreement referred to below).

                     W I T N E S S E T H :

          WHEREAS, the Pledgor is the legal and beneficial owner of all of the shares of common stock described in Schedule 1 annexed hereto (such shares of common stock together with any stock options or rights received pursuant to Section 2 hereof, being hereinafter referred to as the "Pledged Shares") issued by Panda Brandywine Corporation, a Delaware corporation (the "General Partner"), Panda Energy Corporation, a Delaware corporation ("Panda Energy-Delaware") and Brandywine Water Company, a Delaware corporation (Panda Brandywine Corporation, Panda Energy-Delaware and Brandywine Water Company being individually referred to herein as the "Company" and collectively referred to herein as the "Companies");

          WHEREAS, Panda-Brandywine, L.P. (the "Partnership"), the General Partner and General Electric Capital Corporation, a New York corporation ("GE Capital" or the "Owner Participant"), entered into the Construction Loan Agreement and Lease Commitment dated as of March 30, 1995 (the "Construction Loan Agreement") pursuant to which GE Capital (i) provided construction financing for the Project and (ii) issued the Letters of Credit as collateral security for certain obligations of the Partnership under the Power Purchase Agreement;

          WHEREAS, the Pledgor (or its predecessors in interest, Panda Holdings Inc., a Delaware corporation, and Panda Energy Corporation, a Texas corporation ("PEC")) entered into the Stock Pledge Agreement dated as of March 30, 1995 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Stock Pledge Agreement"), providing for the collateral assignment by the Pledgor to the Security Agent of the capital stock of the Companies to secure the obligations of the Partnership to GE Capital and the Owner Trustee;

          WHEREAS, as contemplated by the Construction Loan Agreement, the Partnership and the Owner Trustee are entering into the Facility Lease and the other Lease Documents pursuant to which, among other things, the Owner Trustee will lease the Facility to the Partnership;

          WHEREAS, the Owner Participant has elected to fund the Facility Lease with non-recourse indebtedness as a leveraged lease and in connection therewith, the parties hereto have agreed to amend and restate the Existing Stock Pledge Agreement subject to the terms and conditions provided herein;

          WHEREAS, the Partnership and GE Capital are entering into the Reimbursement Agreement to provide for the continued issuance by GE Capital of the Letters of Credit;

          WHEREAS, in order to set forth the rights and obligations of the Owner Participant, the Owner Trustee, the Partnership, the Loan Participants, the Administrative Agent, the Indenture Trustee and the other parties in connection with the foregoing transactions and to describe and provide for the transactions contemplated hereby, (i) the parties hereto are entering into the Participation Agreement, (ii) the Owner Trustee and the Indenture Trustee are entering into the Indenture, (iii) certain of the Lessee Security Documents are being amended and restated pursuant to the Amended and Restated Agreements and (iv) the Construction Loan Agreement is being terminated;

          WHEREAS, it is a condition precedent to the performance of certain obligations on the Lease Closing Date that the Pledgor shall have executed and delivered this Agreement to the Security Agent, for the benefit of the Owner Trustee and GE Capital (and by collateral assignment, the Indenture Trustee);

          WHEREAS, the Pledgor desires to execute this Agreement to satisfy the condition described in the preceding recital;

          NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Pledgor hereby agrees with the Security Agent, for the benefit of the Owner Trustee and GE Capital, as follows:

          Section 1.  Defined Terms; Construction.

               (a) Unless otherwise defined herein, terms used herein shall have the meaning set forth in Annex A to the Participation Agreement dated as of December 18, 1996 (the "Participation Agreement"), among the Partnership, the General Partner, the Owner Participant, Fleet National Bank (formerly known as Shawmut Bank Connecticut, National Association), a national banking association, not in its individual capacity but solely as owner trustee (in such capacity, the "Owner Trustee") under the Trust Agreement and as Security Agent, First Security Bank, National Association, a national banking association, not in its individual capacity but solely as indenture trustee (in such capacity, the "Indenture Trustee") under the Indenture, Credit Suisse, a bank organized and existing under the laws of Switzerland, acting by and through its New York branch ("Credit Suisse"), as administrative agent (in such capacity, the "Administrative Agent"), and the other entities listed on
Schedule I thereto (the "Loan Participants"). Defined terms in this Agreement shall include in the singular number the plural and in the plural number the singular.

               (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall, unless otherwise expressly specified, refer to this Agreement as a whole and not to any particular provision of this Agreement and all references to Sections shall be references to Sections of this Agreement unless otherwise expressly specified.

               (c) Unless otherwise expressly specified, any agreement, contract, or document defined or referred to herein shall mean such agreement, contract or document in the form (including all amendments and clarification letters relating thereto) delivered on the Lease Closing Date as the same may thereafter be amended, supplemented, or otherwise modified from time to time in accordance with the terms of such agreement and the Participation Agreement.

          Section 2. Pledge. As security for the Lessee Obligations and subject to and in accordance with the provisions of this Agreement, the Pledgor hereby pledges, grants, assigns, hypothecates, transfers, and delivers to the Security Agent, for the benefit of GE Capital and the Owner Trustee, a first priority security interest in the following (the "Collateral"):

                    (i)  the Pledged Shares, all additional
     shares of stock of each Company from time to time acquired by the Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing all such shares and any interest of the Pledgor in the entries on the books of any financial intermediary pertaining to such shares;

                    (ii)  all dividends, cash, options,
     warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares or the additional shares; and

                    (iii)  all proceeds of the foregoing
     items described in clauses (i) and (ii) above.

          Section 3. Security for Lessee Obligations. This Agreement secures, and the Pledged Shares and the other Collateral are collateral security for, the payment and performance in full when due, whether at stated maturity, by acceleration or otherwise of all Lessee Obligations now or hereafter existing.

          Section 4. Delivery of Collateral. All certificates or instruments representing or evidencing the Collateral have been or shall be delivered to and shall be held by or on behalf of the Security Agent, pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed undated instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Security Agent. If the Pledgor shall become entitled to receive or shall receive any other Collateral, then the Pledgor shall, except as otherwise provided in Section 7, accept and hold the same in trust for the Security Agent, and segregated from the other property or funds of Pledgor, and shall deliver to the Security Agent, forthwith all such other Collateral (except as provided in Section 7 hereof) in the form received by the Pledgor, to be held by the Security Agent, subject to the terms hereof, as part of the Collateral. Upon the occurrence and during the continuance of a Reimbursement Event of Default or a Lease Event of Default, the Security Agent shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Security Agent, the Owner Trustee or GE Capital or any of their respective nominees any or all of the Collateral.

          Section 5.  Representations and Warranties.  The
Pledgor represents and warrants as follows:

               (a)  Due Organization.  The Pledgor is a
corporation duly organized and validly existing under the laws of the State of Delaware, and is qualified to own property and transact business in every jurisdiction where the ownership of its property and the nature of its business as currently conducted requires it to be so qualified.

               (b) Power and Authority. The Pledgor has full corporate power, authority and legal right to enter into this Agreement and to perform its obligations hereunder and to pledge all the Collateral pursuant to this Agreement.

               (c)  Due Authorization.  The pledge of the
Collateral pursuant to this Agreement has been duly authorized by the Pledgor. This Agreement has been duly authorized, executed and delivered by the Pledgor.

               (d) Enforceability. This Agreement constitutes the legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

               (e) No Conflicts. The execution and delivery by Pledgor of this Agreement, the performance by Pledgor of its obligations hereunder, and the pledge by the Pledgor of the Collateral pursuant to this Agreement will not (i) violate the provisions of the Pledgor's Certificate of Incorporation or By-laws; (ii) violate the provisions of any Law applicable to the Pledgor; (iii) violate any Contractual Obligation; or (iv) result in or create any Lien (other than the Lien created hereby) under, or require any consent which has not been obtained under any agreement or instrument, or the provisions of any order or decree binding upon the Pledgor or any of its properties.

               (f) No Consents. No consent of any other party (including, without limitation, stockholders or creditors of the Pledgor) and no Governmental Action is required which has not been obtained either (i) for the execution, delivery and performance by Pledgor of this Agreement, (ii) for the pledge by the Pledgor of the Collateral pursuant to this Agreement, or
(iii) for the exercise by the Security Agent of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with any disposition of all or any part of the Collateral under any laws affecting the offering and sale of securities generally).

               (g) No Proceedings. There is no action, suit or proceeding at law or in equity or by or before any Governmental Authority or arbitral tribunal now pending or, to the best knowledge of the Pledgor, threatened against the Pledgor (i) which questions the validity or legality of or seeks damages in connection with this Agreement or any other Transaction Document to which Pledgor is a party or (ii) which may reasonably be expected to have a Material Adverse Effect.

               (h) Ownership of Collateral. The Pledgor is the sole legal and beneficial owner of the Pledged Shares free and clear of any Lien (other than Permitted Liens) other than the Lien created pursuant to this Agreement.

               (i) Validly Issued. All of the Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

               (j) Perfection. The pledge of the Collateral delivered to the Security Agent pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral securing the payment of the Lessee Obligations assuming continued possession thereof by the Security Agent or its agent.

               (k) Percentage Ownership. The Pledged Shares constitute one hundred percent (100%) of the issued and outstanding shares of stock of each Company.

          Section 6. Supplements, Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that the Security Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Security Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

          Section 7.  Voting Rights; Dividends; etc.

               (a) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof so long as (i) no Reimbursement Event of Default or Lease Event of Default shall have occurred and be continuing and (ii) the exercise of such voting and other consensual rights would not result in a Reimbursement Event of Default or a Lease Event of Default. Upon the occurrence and during the continuance of a Reimbursement Event of Default or a Lease Event of Default all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to the preceding sentence shall cease, and all such rights shall thereupon become vested in the Security Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.

               (b) The Pledgor shall be entitled to receive and retain and distribute, by dividend or otherwise, to its stockholders any and all distributions paid in respect of the Collateral in compliance with the terms of the Participation Agreement and the Security Deposit Agreement so long as (i) no Reimbursement Event of Default or Lease Event of Default shall have occurred and be continuing and (ii) the receipt of such distributions would not result in a Reimbursement Event of Default or in a Lease Event of Default; provided, however, that any and all

                    (i)  distributions paid or payable in
     shares (or rights to shares) of any Company,

                    (ii)  distributions paid or payable in
     cash, securities or other property in respect of any Collateral in connection with a partial or total liquidation or dissolution, and

                    (iii)  cash, securities or other
     property paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral,

shall be, and shall be forthwith delivered to the Security Agent to hold as Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Security Agent, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Security Agent as Collateral in the same form as so received (with any necessary endorsement). Upon the occurrence and during the continuance of a Reimbursement Event of Default or a Lease Event of Default all rights of the Pledgor to thereafter receive the distributions which it would otherwise be authorized to receive pursuant to the preceding sentence shall cease, and all such rights shall thereupon become vested in the Security Agent which shall thereupon have the sole right to receive and hold as Collateral such distributions.

               (c) All distributions and other amounts which are received by the Pledgor contrary to the provisions of this Section or the Participation Agreement shall be received in trust for the benefit of the Security Agent, shall be segregated from other funds of the Pledgor, and shall be forthwith paid over to the Security Agent as Collateral in the same form as so received (with any necessary endorsement).

               (d) In order to permit the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to subsection (a) above and to receive the distributions which it is authorized to receive and retain pursuant to subsection (b) above, the Security Agent shall, if necessary, execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies, dividend payment orders and other instruments as the Pledgor may reasonably request.

          Section 8.  Covenants.

               (a) Legal Existence. The Pledgor shall preserve and maintain (i) its legal existence as a corporation in good standing under the laws of the State of Delaware and (ii) its qualification to do business in every jurisdiction where the ownership of its property and the nature of its business require it to be so qualified.

               (b) No Sale of Collateral; No Liens. The Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option or warrant with respect to, the Collateral or any interest therein without the prior written consent of the Security Agent, (ii) except for the Lien created hereby, create or permit to exist any Lien (other than Permitted Liens) upon or with respect to any of the Collateral or any interest therein or
(iii) permit any Company to merge or consolidate unless all the outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation.

               (c) Additional Shares. The Pledgor agrees that it will cause each Company not to issue any stock or other securities in addition to or in substitution for the Pledged Shares, unless such stock or securities are pledged to the Security Agent in accordance with this Agreement. The Pledgor agrees that it will pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each Company.

               (d) Agent for Receipt of Service of Process. The Pledgor shall appoint and continuously retain a Person acceptable to the Security Agent as its agent in the State of New York for receipt of service of process and shall pay all costs, fees and expenses in connection therewith.

               (e) Subsidiaries. All Subsidiaries (including partnerships) incorporated or formed in the United States (whether now existing or hereafter acquired or formed) of the Pledgor which are engaged in the financing, development, construction or operation of independent power production or energy transmission projects located in the United States (collectively, "US Cogen Subsidiaries"), other than Panda-Kathleen, L.P. (the "Kathleen Partnership"), Panda-Kathleen Corporation ("Panda-Kathleen Corp."), the general partner of the Kathleen Partnership, and Panda/Live Oak Corporation ("Panda/Live Oak"), the limited partner of the Kathleen Partnership (the Kathleen Partnership, Panda-Kathleen Corp. and Panda/Live Oak hereinafter referred to as the "Kathleen Subsidiaries"), are and shall continue to be Subsidiaries of the Pledgor; provided that the Kathleen Subsidiaries are and shall continue to be Subsidiaries of PEC and provided further that PEC shall cause the Kathleen Subsidiaries to become Subsidiaries of the Pledgor within one hundred eighty (180) days following the date of Financial Closing, if any, or the date of Commercial Operations, if any (whichever first occurs), with respect to the cogeneration facility being developed by the Kathleen Partnership (the "Kathleen Facility"). For the purposes hereof, "Financial Closing" shall mean the closing of the initial construction or long-term project financing for the Kathleen Facility, whichever first occurs. "Commercial Operations" shall mean (i) the completion of construction and testing and the functioning of the Kathleen Facility, and (ii) the satisfaction and discharge of all completion requirements of, and commencement of regular capacity or reservation payments under, the purchase, transportation or other off-take or use contracts for the Kathleen Project. The foregoing notwithstanding, but subject to the provisions of
Section 8(b) hereof and the provisions of the Participation Agreement, the Pledgor shall be permitted to sell all or any of the stock of any US Cogen Subsidiary to any Person who is not an Affiliate of Pledgor.

               (f) Bankruptcy of the Companies. The Pledgor shall not authorize, seek to cause or permit any of the Companies to commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or to make a general assignment for the benefit of the creditors.

               (g)  Bankruptcy of Pledgor.  PEC shall not
authorize, seek to cause or permit Pledgor to commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or to make a general assignment for the benefit of the creditors.

          Section 9. Security Agent Appointed Attorney-In-Fact. Upon the occurrence of a Reimbursement Event of Default or a Lease Event of Default, the Pledgor hereby appoints the Security Agent or any Person or agent whom the Security Agent may designate the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, at the Pledgor's cost and expense, at any time and from time to time in the Security Agent's reasonable discretion to take any action and to execute any instrument which the Security Agent may deem necessary or advisable to enforce its rights under this Agreement, including, without limitation, authority to receive, endorse and collect all instruments made payable to the Pledgor representing any dividends, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

          Section 10. Security Agent May Perform. If the Pledgor fails to perform any agreement contained herein after receipt of a written request to do so from the Security Agent, the Security Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Security Agent, including the reasonable fees and expenses of its counsel, incurred in connection therewith shall be payable by the Pledgor under Section 19.

          Section 11. Reasonable Care. The Security Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equivalent to that which the Security Agent accords its own property consisting of negotiable securities, cash or other forms of property as applicable, it being understood that, subject to the exercise of such reasonable care, the Security Agent shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Security Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

          Section 12. No Liability. None of the Security Agent, the Owner Trustee, GE Capital, the Administrative Agent, the Indenture Trustee, any Holder nor any of their respective directors, officers, employees or agents shall be deemed to have assumed any of the liabilities or obligations of a shareholder of any of the companies, or of the owner of any Pledged Shares or any other security included in the Collateral from time to time as a result of the pledge and security interest granted under or pursuant to this Agreement. None of the Security Agent, the Owner Trustee, GE Capital, the Administrative Agent, the Indenture Trustee, any Holder nor any of their respective directors, officers, employees or agents shall be liable for any failure to collect or realize upon the Lessee Obligations or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.

          Section 13.  Remedies Upon Default.  If a Reimbursement
Event of Default or a Lease Event of Default shall have occurred and be continuing:

          (a)(i) The Security Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon a default under the Uniform Commercial Code then in effect in the State of New York or, unless prohibited by Applicable Law, the Uniform Commercial Code in effect in any other applicable jurisdiction. The Security Agent may also in its sole discretion, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Security Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Security Agent may, in accordance with Applicable Law, deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral at any such sale. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Security Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Security Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Security Agent shall not incur liability as a result of the sale of the Collateral, or any part thereof, at any public or private sale. The Pledgor hereby waives any claims against the Security Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale, if commercially reasonable, was less than the price which might have been obtained at a public sale, even if the Security Agent accepts the first offer received and does not offer such Collateral to more than one offeree.

          (ii) The Pledgor recognizes that the Security Agent may elect in its sole discretion to sell all or a part of the Collateral to one or more purchasers in privately negotiated transactions in which the purchasers will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act")), and the Pledgor and the Security Agent agree that such private sales shall be made in a commercially reasonable manner and that the Security Agent has no obligation to engage in public sales and no obligation to delay sale of any Collateral to permit the issuer thereof to register the Pledged Shares for a form of public sale requiring registration under the Securities Act.

               (b)  Any cash held by the Security Agent as
Collateral and all cash proceeds received by the Security Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall, as soon as reasonably practicable, be applied (after payment of any amounts payable to the Security Agent pursuant to Sections 19 and 20) by the Security Agent first to the payment of the costs and expenses of such sale, collection or other realization, including reasonable compensation to the Security Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by the Security Agent in connection therewith; and second to the payment of the Lessee Obligations in accordance with the terms of the Security Deposit Agreement. The Partnership shall be liable for any deficiency remaining after any application of funds pursuant hereto. Any surplus of such cash or cash proceeds held by the Security Agent after payment in full of such amounts shall be paid over to the Pledgor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive such surplus or as a court of competent jurisdiction may direct.

          Section 14. Purchase of the Collateral. The Security Agent, the Owner Trustee, GE Capital, the Administrative Agent, the Indenture Trustee, any Loan Participant or any of their respective Affiliates may be a purchaser of the Collateral or any part thereof or any right or interest therein at any sale thereof, whether pursuant to foreclosure, power of sale or otherwise hereunder and the Security Agent may apply the purchase price to the payment of the Lessee Obligations secured hereby. Any such purchaser shall, upon any such purchase, acquire good title to the Pledged Shares so purchased, free of the security interests created by this Agreement.

          Section 15. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and shall be deemed to have been duly given or made when delivered by hand, or five days after being deposited in the United States mail, postage prepaid, or, in the case of telecopy notice, when confirmation is received, or, in the case of a nationally recognized overnight courier service, one Business Day after delivery to such courier service, addressed, in the case of each party hereto, at its address specified below its name on Schedule 2 hereto, or to such other address as may be designated by any party in a written notice to the other party hereto.

          Section 16.  Continuing Security Interest.  This
Agreement shall create a continuing Lien in the Collateral until the release thereof pursuant to Section 18.

          Section 17. Security Interest Absolute. All rights of the Security Agent and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

                    (i)  any lack of validity or
     enforceability of any of the Transaction Documents or any other agreement or instrument relating thereto;

                    (ii)  any change in the time, manner or
     place of payment of, or in any other term of, all or any of the Lessee Obligations, or any other amendment or waiver of or any consent to any departure from the Transaction Documents or any other agreement or instrument relating thereto;

                    (iii)  any exchange, release or non-
     perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guaranty, for all or any of the Lessee Obligations; or

                    (iv)  any other circumstance which might
     otherwise constitute a defense available to, or a discharge of, the Pledgor.

          Section 18. Release. Upon the indefeasible payment in full of the Lessee Obligations, the Security Agent, upon the request and at the expense of the Pledgor, shall execute and deliver all such documentation necessary to release the liens created pursuant to this Agreement.

          Section 19. Expenses. The Pledgor will upon demand pay to the Security Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, and any transfer taxes which the Security Agent may incur in connection with (i) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral pursuant to the exercise or enforcement of any of the rights of the Security Agent hereunder or (ii) the failure by the Pledgor to perform or observe any of the provisions hereof. Any amount payable by the Pledgor pursuant to this Section shall be payable on demand and shall constitute Lessee Obligations secured hereby.

          Section 20. Indemnity. (a) The Pledgor agrees to indemnify, reimburse and hold the Security Agent, the Owner Trustee (in its individual and trust capacities), GE Capital, the Administrative Agent, the Indenture Trustee, the Loan Participants, their respective successors and assigns and their respective officers, directors, employees, and agents (each individually, an "Indemnitee," and collectively, "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs and expenses (including reasonable attorneys' fees and disbursements) (such expenses, for purposes of this Section, hereinafter "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of (i) this Agreement or the certificate executed by the Pledgor in connection herewith or in any other way connected with the administration of the Lien or the security interest granted hereby, or the enforcement of any of the terms hereof, or the preservation of any rights hereunder, (ii) any failure of the Pledgor to comply with its obligations under this Agreement, or any misrepresentation by the Pledgor in this Agreement, or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement, or (iii) the ownership, purchase, delivery, control, acceptance, financing, possession, condition, sale, return or other disposition, or use of, the Collateral, excluding those (x) finally judicially determined to have arisen, with respect to any Indemnitee, solely from the gross negligence or willful misconduct of such Indemnitee or (y) unless specifically provided for elsewhere in this Agreement, those arising out of the actions of any Indemnitee while in possession or control of the Collateral.

               (b)  Without limiting the application of
subsection (a), the Pledgor agrees to pay, or reimburse the Security Agent for any and all fees, costs and expenses of whatever kind or nature incurred in connection with the preservation, protection or validation of the Security Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Lien upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Security Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

          Section 21. Lessee Obligations Secured by Collateral. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement, and any amounts paid by the Security Agent in preservation of any of its rights or interest in the Collateral, together with interest on such amounts from the date paid until reimbursement in full at a rate per annum equal at all times to the Overdue Rate shall constitute Lessee Obligations secured by the Collateral.

          Section 22. Reinstatement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Security Agent, the Owner Trustee, GE Capital, the Administrative Agent, any Holder or the Indenture Trustee hereunder, under any other Transaction Document or pursuant hereto or thereto is rescinded or must otherwise be restored or returned by such Person upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Pledgor or the Partnership or upon the appointment of any intervenor or conservator of, or trustee or similar official for, Pledgor or the Partnership or any substantial part of their respective assets, or upon the entry of an order by a bankruptcy court avoiding the payment of such amount, or otherwise, all as though such payments had not been made.

          Section 23. Amendments, etc. No waiver, amendment, modification or termination of any provision of this Agreement, or consent to any departure by the Pledgor therefrom, shall in any event be effective (x) without the written concurrence of the Security Agent and (y) unless made in accordance with Section
13.1 of the Participation Agreement and none of the Collateral shall be released without the written consent of the Security Agent. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          Section 24. Successors and Assigns. This Agreement shall be binding upon the Pledgor and its successors and assigns and shall inure to the benefit of the Security Agent, the Owner Trustee, GE Capital and, so long as the Indenture shall be in effect, the Indenture Trustee, and their respective successors and assigns.

          Section 25.  Survival.

               (a) All agreements, statements, representations and warranties made by the Pledgor herein or in any certificate or other instrument delivered by the Pledgor or on its behalf under this Agreement shall be considered to have been relied upon by the Security Agent and shall survive the execution and delivery of this Agreement and the other Transaction Documents regardless of any investigation made by or on behalf of the Security Agent.

               (b)  The indemnity obligations of Pledgor
contained in Section 20 shall continue in full force and effect notwithstanding the full payment of the Lessee Obligations and notwithstanding the discharge thereof.

          Section 26. No Waiver; Remedies Cumulative. No failure or delay on the part of the Security Agent in exercising any right, power or privilege hereunder and no course of dealing between the Pledgor and the Security Agent shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Security Agent, the Owner Trustee or GE Capital would otherwise have.

          Section 27. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          Section 28. Headings Descriptive. The headings of the several Sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          Section 29. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          Section 30. Conflict with Participation Agreement. In case of a conflict between any provision of this Agreement and any provision of the Participation Agreement, the provisions of the Participation Agreement shall control and govern. No such conflict shall be deemed to exist merely because this Agreement imposes greater obligations on the Pledgor than the Participation Agreement.

          Section 31. Recourse Limited to Collateral. The Security Agent acknowledges and agrees that, except in the case of fraud, willful misconduct or knowing misrepresentation on the part of Pledgor, the sole recourse of the Security Agent for payment and performance of the obligations of the Pledgor hereunder shall be to the Collateral. This provision shall not be deemed to waive any cause of action the Security Agent may have against any Person for fraud, willful misconduct or knowing misrepresentation by such Person.

          Section 32.  GOVERNING LAW; SUBMISSION TO JURISDICTION;
WAIVER OF JURY TRIAL.

               (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW).

               (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND ANY ACTION FOR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PLEDGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF. THE PLEDGOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PLEDGOR AT ITS ADDRESS REFERRED TO IN
SECTION 15. THE PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED IN ANY OTHER JURISDICTION.

               (c)  EACH OF THE PLEDGOR AND THE SECURITY AGENT
HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY
ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN
CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT
OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

          Section 33.  Certain Rights of Power Purchaser.
Nothing in this Agreement shall be deemed to limit the provisions of the Consent of the Power Purchaser, which provisions are solely for the benefit of the Power Purchaser and not the Pledgor. Without limiting the scope of the foregoing, the Security Agent agrees, for the exclusive benefit of the Power Purchaser and not the Pledgor, that the exercise of remedies or any similar action under this Agreement is subject to, and shall be conducted in a manner consistent with, the Power Purchaser's rights under (i) the Consent of the Power Purchaser and (ii) the Power Purchase Agreement and the Transfer Agreement (to the extent such rights under the Power Purchase Agreement and the Transfer Agreement are not explicitly waived by the Power Purchaser in accordance with the terms of the Consent of the Power Purchaser).

          Section 34.  Assignment to Indenture Trustee.

          In order to secure the indebtedness evidenced by the Loan Certificates, and certain other obligations as provided in the Indenture, the Indenture provides, among other things, for the assignment by the Owner Trustee, to the Indenture Trustee of all of its right, title and interest in, to and under this Agreement, to the extent set forth in the Indenture, and for the creation of a Lien on and security interest in the Lessor's Estate in favor of the Indenture Trustee, and in furtherance thereof, the Lessee and the Owner Trustee have entered into the Security Deposit Agreement with the Security Agent. The Pledgor hereby acknowledges and consents to such assignment and such security interest and hereby acknowledges that to the extent set forth in the Indenture, the Indenture Trustee shall have the right in its own name (in certain cases together with the Owner Trustee and in other cases to the exclusion of the Owner Trustee, all as set forth in Section 3.10 of the Indenture) to direct the Security Agent to take or refrain from taking action under this Agreement, including the right (i) of the Security Agent to exercise any election or option, and to make any decision or determination, and to give any notice, consent, waiver or approval under this Agreement or in respect thereof, (ii) to exercise any and all of the rights, powers and remedies of the Security Agent hereunder and (iii) to receive all moneys payable to the Security Agent under this Agreement. Pledgor agrees that it will make all payments payable under this Agreement to the Security Agent in accordance with the provisions of the Security Deposit Agreement.


     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                              PANDA INTERHOLDING CORPORATION,
                                as Pledgor



                              By:  /s/ William C. Nordlund
                                 Name:  William C. Nordlund
                                 Title:  Senior Vice President


                              FLEET NATIONAL BANK, as Security Agent



                              By:  /s/ Kathy A. Larimore
                                 Name:  Kathy A. Larimore
                                 Title:  Assistant Vice President



     With respect to Section 8(g) only:


     PANDA ENERGY CORPORATION, a
       Texas corporation



     By:  /s/ William C. Nordlund
         Name:  William C. Nordlund
         Title:  Senior Vice President


     Accepted and Agreed:

     PANDA-BRANDYWINE L.P.

     By Panda Brandywine Corporation,
        its General Partner



     By:  /s/ William C. Nordlund
         Name:  William C. Nordlund
         Title:  Senior Vice President


     PANDA BRANDYWINE CORPORATION



     By:  /s/ William C. Nordlund
         Name:  William C. Nordlund
         Title:  Senior Vice President



     PANDA ENERGY CORPORATION, a
      Delaware Corporation


     By:  /s/ William C. Nordlund
         Name:  William C. Nordlund
         Title:  Senior Vice President


     BRANDYWINE WATER COMPANY



     By:  /s/ William C. Nordlund
         Name:  William C. Nordlund
         Title:  Senior Vice President



                                        Schedule 1 to
                                        Stock Pledge Agreement


                          Pledged Shares

                      No. of      Par Value of  Certificate
                      Shares         Shares        Number

     Panda             1000             $.01        004
     Brandywine
     Corporation

     Panda             1000             $.01        004
     Energy
     Corporation

     Brandywine        1000             $.01        004
     Water
     Company